Exhibit 32.2

CERTIFICATION PURSUANT TO
 18 U.S.C. SECTION 1350
In connection with the Quarterly Report (the “Report”) of Pluristem Therapeutics Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2018, as filed with the Securities and Exchange Commission on the date hereof, I, Yaky Yanay, Co-Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2018	By: /s/ Yaky Yanay —————————————— Yaky Yanay Co-Chief Executive Officer and President